Exhibit 10.6

AMENDMENT No. 1

to

LICENSE AGREEMENT No. 15-C02736

between

NATIONAL TECHNOLOGY & ENGINEERING SOLUTIONS OF SANDIA, LLC

and

LIFELOC TECHNOLOGIES, INC.

Sandia Corporation and Lifeloc Technologies, Inc., a Colorado corporation, entered into License Agreement #15-C02736 executed on August 29, 2016 (Agreement).

Sandia Corporation has changed its name to National Technology & Engineering Solutions of Sandia, LLC (NTESS), a Delaware limited liability company, effective May 1, 2017. NTESS is the operator and manager of Sandia National Laboratories (SNL) for the United States Department of Energy under contract number DE-NA0003525. NTESS and Lifeloc Technologies, Inc. are the Parties to the Agreement.

Pursuant to the terms and conditions of the Agreement, the Parties are executing this document to amend the Agreement as set forth herein:

1.	In Exhibit A, the definition of “DRUGS OF ABUSE” is amended to add “fentanyl.”

2.	In Exhibit B:

a.	the following six (6) granted patents are added under Sandia Patents:
i.	U.S. Patent No. 10,024,849, Systems, Devices, and Methods for Agglutination Assays Using Sedimentation, issued on July 17. 2018 (SD-11969.1)
ii.	U.S. Patent No. 9,795,961, Devices, Systems, And Methods for Detecting Nucleic Acids Using Sedimentation, issued on October 24, 2017 (SD-12060.0)
iii.	U.S. Patent to. 10,384,202, Devices, Systems, And Methods for Detecting Nucleic Acids Using Sedimentation, issued on August 20, 2019 (SD-12060.1)
iv.	U.S. Patent No. 9,903,001, Quantitative Detection of Pathogens in Centrifugal Microfluidic Disks, issued on February 27, 2018 (SD-12091.1)
v.	U.S. Patent No. 9,500,579, System and Method for Detecting Components of a Mixture Including Tooth Elements for Alignment, issued on November 22, 2016 (SD-12370.1)
vi.	U.S. Patent to. 1 0,254,298, Detection of Metabolites for Controlled Substances, issued on April 9, 2019 (SD-l3243.1)

UCI — NTESS PROPRIETARY INFORMATION

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NTESS #C02736/A 001

b.	all patent applications listed under Sandia Patent Applications are deleted and replaced with the following:
i.	XXX
ii.	XXX

3.	In Exhibit C: XXX

4.	In Exhibit D: XXX

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NTESS #C02736/A 001

5.	In Exhibit E XXX

Except as specifically modified or amended by the terms of this Amendment Number One (I), License Agreement #C02736 executed on August 29, 201 6 and all provisions contained therein are, and shall continue, in full force and effect.

UCI — NTESS PROPRIETARY INFORMATION

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NTESS #C02736/A 001

XXX

LIFELOC TECHNOLOGIES, INC.	NATIONAL TECHNOLOGY & ENGINEERING SOLUTIONS OF SANDIA, LLC:

XXX	XXX

UCI — NTESS PROPRIETARY INFORMATION

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